                                                                    EXHIBIT 99.3

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                           TENDER OF ALL OUTSTANDING
                     13% SENIOR SUBORDINATED NOTES DUE 2010
                             ISSUED APRIL 10, 2002

                                IN EXCHANGE FOR

                   NEW 13% SENIOR SUBORDINATED NOTES DUE 2010

                                       OF

                               PLIANT CORPORATION

Registered holders of outstanding 13% Senior Subordinated Notes due 2010 issued April 10, 2002 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 13% Senior Subordinated Notes due 2010 (the "New Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to The Bank of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The exchange offer -- Procedures for tendering" in the
Prospectus dated           , 2002 of Pliant Corporation (the "Prospectus").

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

                             For Overnight Delivery
                  or Delivery by Registered or Certified Mail:

                              The Bank of New York
                           Corporate Trust Department
                              Reorganization Unit
                         15 Broad Street, 16(th) Floor
                               New York, NY 10007
                              Attn: Enrique Lopez

                             For Delivery by Hand:

                              The Bank of New York
                           Corporate Trust Department
                              Reorganization Unit
                          15 Broad Street, Lobby Level
                               New York, NY 10007
                              Attn: Enrique Lopez

                           By Facsimile Transmission
                       (for eligible institutions only):

                                 (212) 235-2261

                      Confirm facsimile by telephone only:
                                 (212) 235-2360

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.
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Ladies and Gentlemen:

The undersigned hereby tenders for exchange to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

The undersigned understands and acknowledges that the Exchange Offer will expire
at 5:00 p.m., New York City time, on           , 2002, unless extended by the
Company. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on
          , 2002 unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

--------------------------------------------------------   Date: ---------------

--------------------------------------------------------   Date: ---------------

                    (Signature(s) of Holder(s) or Authorized
                   Signatory)

Area Code and Telephone Number:
-----------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity (full title), if signing in a fiduciary or representative capacity:
------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Taxpayer Identification or Social Security No.:
-----------------------------------------------------------------

Principal Amount of Old Notes Tendered (must be in integral multiples of
$1,000):
---------------------

Certificate Number(s) of Old Notes (if available):
--------------------------------------------------------------

Aggregate Principal Amount Represented by Certificate(s):
--------------------------------------------------

IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number:
------------------------------------------------

Transaction Number:
-------------------------------------------------

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                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

Name of Firm: -------------------------------------
                                                       -----------------------------------------------------
                                                       (AUTHORIZED SIGNATURE)
Address: --------------------------------------------  Title:
                                                       -------------------------------------------------
                                                       Name: -----------------------------------------------
-----------------------------------------------------
(ZIP CODE)                                             (PLEASE TYPE OR PRINT)
Area Code and                                          Date:
                                                       ------------------------------------------------
Telephone No.: -------------------------------------

NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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